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                                                                Exhibit 10.62

                        FIRST AMENDMENT TO SERIES A NOTE


         This FIRST AMENDMENT TO SERIES A NOTE dated as of December 29, 1995, is made by HANOVER DIRECT, INC., a Delaware corporation (the "Borrower"), with the consent of Norwest Bank Minnesota, N.A., as trustee and paying agent (the "Trustee" or the "Paying Agent", as applicable);

                              W I T N E S S E T H:

                  WHEREAS, the Borrower and the Trustee entered into the Series A Note Agreement dated as of November 9, 1994, as amended pursuant to that certain First Supplemental Series A Note Agreement dated as of December 29, 1995 between the Borrower and the Trustee (as further amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the "Series A Note Agreement") pursuant to which the Borrower issued and sold its interest bearing Flexible Term Notes, Series A (the "Series A Notes") in the aggregate principal amount of $10,000,000 and in the form of Series A Note R-1, registered in the name of Cede & Co. (as defined in the Series A Note Agreement) and deposited with the Paying Agent ("Series A Note R-1"); and

         WHEREAS, the Borrower has this day delivered to the Trustee a Substitute Series A Letter of Credit in substitution for the Series A Letter of Credit (each as defined in the Series A Note Agreement); and

         WHEREAS, in order to more fully evidence the delivery of the Substitute Series A of Letter of Credit referenced above, the Borrower and the Trustee desire to amend Series A Note R-1, subject to the terms and conditions set forth herein;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. DEFINITIONS. All capitalized terms used in this First Amendment to Series A Note and not otherwise herein defined shall have the meaning ascribed to them in the Series A Note Agreement.

         SECTION 2. AMENDMENTS TO SERIES A NOTE R-1. Series A Note R-1 is hereby amended as follows:

         (a) The second boldface paragraph on the first page of Series A Note R-1 (prior to the text thereof) is hereby deleted in its entirety and replaced with the following:

                  PAYMENTS OF PRINCIPAL AND PURCHASE PRICE OF AND
                  INTEREST ON THIS SERIES A NOTE WILL BE MADE FROM
                  DRAWINGS UNDER THE SERIES A LETTER OF CREDIT
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                  (HEREINAFTER DEFINED) IF REMARKETING PROCEEDS ARE NOT
                  AVAILABLE OR IF AN EVENT OF DEFAULT HAS OCCURRED. ALTHOUGH THE SERIES A LETTER OF CREDIT IS A BINDING OBLIGATION OF CORESTATES BANK, N.A. (THE "L/C ISSUER"), THIS SERIES A NOTE IS NOT A DEPOSIT OR OBLIGATION OF CORESTATES FINANCIAL CORP OR ANY OF ITS AFFILIATES, INCLUDING THE L/C ISSUER AND CONGRESS FINANCIAL CORPORATION, NOR IS THIS SERIES A NOTE A DEPOSIT OR OBLIGATION OF NATIONSBANK CORPORATION OR ANY OF ITS AFFILIATED BANKS, INCLUDING NATIONSBANK, N.A., AND THIS SERIES A NOTE IS NOT GUARANTEED BY ANY OF THESE ENTITIES. THIS SERIES A NOTE IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION AND IS SUBJECT TO CERTAIN INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

         (b) The second paragraph of the text of Series A Note R-1, beginning on page 2 thereof, is amended by deleting the first two sentences thereof and replacing them with the following:

                  This Series A Note is one of an issue not to exceed $10,000,000 Hanover Direct, Inc. Flexible Term Notes, Series A (the "Series A Notes"), issued pursuant to a Series A Note Agreement dated as of November 9, 1994, between the Borrower, and Norwest Bank Minnesota, N.A., as trustee (in such capacity, the "Trustee") and Paying Agent, as amended by that certain First Supplemental Series A Note Agreement dated as of December 29, 1995 between the Borrower and the Trustee (as further amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the "Series A Note Agreement"), for the purpose of refinancing and/or financing certain construction, refurbishment and related costs of an approximately 530,000 square foot distribution facility owned and used by certain subsidiaries of the Borrower located in Roanoke, Virginia and a new retail store of Gump's Corp., a subsidiary of the Borrower located in San Francisco, California. Pursuant to the Series A Note Agreement, the Borrower has arranged, through a credit facility established with Lender for certain of Borrower's subsidiaries, and as guarantor of such financing arrangements with Lender, for L/C Issuer to issue for the account of such subsidiaries its irrevocable Series A Letter of Credit dated December 29, 1995 (the "Series A Letter of Credit") in favor of the Trustee, in an amount sufficient to pay the Series A Facility Amount and unpaid interest on or Purchase Price of the Series A Notes, but not to exceed $10,145,833, pursuant to
                  (a) the Application for Irrevocable Standby Letter of Credit dated as of December 22, 1995 executed and delivered to the L/C Issuer by the Account Parties (as defined in the Series A Note Agreement) and the Lender requesting the issuance by the L/C Issuer of the Series A Letter of Credit (the "Application"), (b) the Loan and Security Agreement dated

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                  as of November 14, 1995 (the "Loan Agreement"), by and among the Account Parties and certain other subsidiaries of the Borrower, and the Lender, acknowledged and agreed to by the Borrower and certain other subsidiaries of the Borrower, pursuant to which, among other things, the Lender has executed the Application pursuant to which the Series A Letter of Credit is issued by the L/C Issuer and delivered to the Trustee, and any and all modifications, alterations, amendments and supplements thereto, (c) the other "Financing Agreements" as defined in the Loan Agreement and (d) any similar agreements between or among the Account Parties, the Borrower and the issuer of a Substitute Series A Letter of Credit or lender providing credit support to such issuer (individually and collectively, the "Reimbursement Agreement").

         (c) The seventh paragraph of the text of Series A Note R-1, beginning on page 4 thereof, is amended by deleting the third sentence thereof in its entirety and replacing it with the following:

                  The Borrower, the Trustee and the Paying Agent will recognize the Securities Depository Nominee, as hereinafter defined, while the registered owner of the Series A Notes so held, as the owner of the Series A Notes for all purposes, including
                  (i) payments of principal and Purchase Price of, and interest on, the Series A Notes, (ii) notices and (iii) voting.

         (d) Section 1 of Series A Note R-1, beginning on page 5 thereof, is amended by adding the following definition:

                  "BANK" means, individually and collectively, the Lender and the L/C Issuer.

         (e) Subsection (f) of Section 3 of Series A Note R-1, beginning on page 9 thereof, is amended by deleting the reference to the "Bank" in the third line thereof and replacing it with a reference to the "Lender."

         (f) Subsection (a) of Section 4 of Series A Note R-1, beginning on page 10 thereof, is amended by deleting the reference to the "Bank" in the fourth line of the last paragraph thereof and replacing it with a reference to the "Lender."

         (g) Section 7 of Series A Note R-1, beginning on page 13 thereof, is amended by deleting the second and third sentences of the first paragraph thereof in their entirety and replacing them with the following:

                  The Series A Note Agreement directs the Trustee to declare an acceleration upon written notice by the Lender of the occurrence and continuance of an event of default under the Reimbursement Agreement and upon the occurrence of certain other Events of Default under the Series A Note Agreement.

         SECTION 3. EFFECT OF FIRST AMENDMENT TO SERIES A NOTE; NO NOVATION. Except as modified hereby, all of the terms and provisions of Series A Note R-1 shall remain in full force

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and effect. This First Amendment to Series A Note amends Series A Note R-1 and shall not be construed to constitute a novation thereof in any manner whatsoever.

         SECTION 4. GOVERNING LAW. This First Amendment to Series A Note and Series A Note R-1, as amended hereby, shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

         SECTION 5. SEVERABILITY. If any provision of this First Amendment to Series A Note shall be determined to be unenforceable by a court of law, that shall not affect any other provision of this First Amendment to Series A Note.




                         [Signatures on following page]


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         IN WITNESS WHEREOF, the Borrower has caused this First Amendment to
Series A Note to be duly executed as of the day and year first above written.

                                             HANOVER DIRECT, INC.


                                             By: /s/ Edward J. O'Brien
                                                 _______________________________
                                             Name:   Edward J. O'Brien
                                                   _____________________________
                                             Title:  Executive Vice President
                                                    ____________________________
                                                     & Treasurer
                                                    ____________________________

[CORPORATE SEAL]



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                   CONSENT TO FIRST AMENDMENT TO SERIES A NOTE


         Norwest Bank Minnesota, N.A., as Paying Agent, hereby consents to the amendments to Series A Note R-1 provided for herein.

                                             NORWEST BANK MINNESOTA, N.A.,
                                               as Trustee and Paying Agent

                                             By: _______________________________
                                             Name: _____________________________
                                             Title: ____________________________



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